UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28(9)
Date of reporting period:	8/31/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Research Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Research Growth Fund, Inc., covering the six-month period from March 1, 2011, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although the reporting period began in the wake of strong stock market performance stemming from expectations of economic growth, investor sentiment had already begun to sour due to uncertainty stemming from political uprisings in the Middle East and North Africa. Soon after the reporting period began, devastating natural and nuclear disasters in Japan also weighed on market sentiment. These concerns were subsequently exacerbated by disappointing U.S. economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to post negative absolute returns by the reporting period’s end.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2011, through August 31, 2011, as provided by Elizabeth Slover, Barry Mills and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2011, Dreyfus Research Growth Fund’s Class A shares produced a total return of –9.11%, Class C shares returned –9.42%, Class I shares returned –8.96% and Class Z shares returned –8.99%.1 In comparison, the Russell 1000 Growth Index produced a total return of –5.40% over the same period.2

Stocks continued to rally early in the reporting period when an economic recovery appeared to gain traction, but disappointing economic data and other macroeconomic developments later caused the market to erase its previous gains.The fund produced returns that were lower than its benchmark, as stocks responded over the summer of 2011 to changing economic sentiment rather than the underlying business fundamentals on which we focus.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors.The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Heightened Market Volatility

Investors’ economic outlooks had improved dramatically by the start of the reporting period, sending stock prices higher. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan threatened one of the world’s largest domestic economies. Nonetheless, investors proved resilient and the U.S. stock market rebounded quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility over the summer of 2011 as newly risk-averse investors generally disregarded the strengths of individual companies in favor of focusing on near-term macroeconomic developments. The reporting period ended on a pessimistic note after a major credit-rating agency downgraded U.S.Treasury bonds, reinforcing a shift in investor sentiment to industry groups that historically have held up well under uncertain economic conditions.

Stocks Succumbed to Deteriorating Investor Sentiment

In this difficult market environment, our bottom-up security selection strategy proved relatively ineffective in most market sectors.The fund’s investments in the industrials sector were undermined by machinery producers such as Ingersoll-Rand, Eaton, Caterpillar, Dover and Cummins, which fell sharply after investors grew concerned about slowing global growth. In the materials sector, fertilizer producer Mosaic was hurt by a legal setback regarding their Florida phosphate mine, and Eastman Chemical suffered due to fears of softer demand for its products.

In the consumer discretionary sector, travel-and-leisure company Carnival lost value due to higher fuel costs and the need to reroute cruise itineraries to avoid political unrest in Northern Africa. Household goods producer Newell Rubbermaid fell when it reduced its profit forecasts due to sluggish consumer spending.Among information technology companies, glass components maker Corning was hurt by reduced demand for flat-panel televisions.

The effects of these disappointments were partly offset by better results from other holdings. For example, Internet retailer Amazon.com benefited from stronger sales growth and improved inventory management, and organic grocer Whole Foods Market saw a recovery in spending among higher-end customers.

Seeking Opportunities Among Quality Companies

Although we remain optimistic regarding the longer-term prospects of growth stocks, we expect heightened volatility to persist over the near term until the direction of the economy becomes clearer. In this environment, we are carefully monitoring any changes to the growth prospects of individual companies, with an eye toward identifying fundamentally sound businesses selling at attractive prices. As of the reporting period’s end, we have found a number of stocks in the consumer discretionary sector that meet our investment criteria, including Internet and catalog retailers. We have found fewer opportunities in the financials sector, where growth prospects currently appear to be more limited.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.21	$ 9.51	$ 4.67	$ 4.91
Ending value (after expenses)	$908.90	$905.80	$910.40	$910.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.56	$ 10.06	$ 4.94	$ 5.19
Ending value (after expenses)	$1,018.70	$1,015.22	$1,020.32	$1,020.06

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 1.98% for Class C, .97% for Class I and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2011 (Unaudited)

Common Stocks—98.2%	Shares	Value ($)
Consumer Discretionary—16.6%
Amazon.com	35,350 [a]	7,610,502
Bed Bath & Beyond	24,610 [a]	1,399,325
Carnival	49,460	1,633,664
Dick’s Sporting Goods	46,230 [a]	1,624,060
DIRECTV, Cl. A	59,000 [a]	2,594,230
Express	67,490 [b]	1,288,384
Guess?	35,620	1,214,998
Johnson Controls	46,760 [b]	1,490,709
Limited Brands	65,070	2,455,742
Macy’s	144,450	3,748,478
McDonald’s	51,430	4,652,358
Nordstrom	51,270 [b]	2,330,734
Omnicom Group	50,240	2,037,232
Priceline.com	4,690 [a]	2,519,749
Stanley Black & Decker	27,420 [b]	1,699,492
Viacom, Cl. B	49,440	2,384,986
Walt Disney	50,560	1,722,074
		42,406,717
Consumer Staples—11.8%
Coca-Cola Enterprises	127,380	3,518,236
ConAgra Foods	111,250	2,716,725
Dr. Pepper Snapple Group	67,830	2,610,098
Energizer Holdings	27,140 [a]	2,048,527
Kellogg	37,720 [b]	2,048,950
Kraft Foods, Cl. A	66,230	2,319,375
Lorillard	21,670 [b]	2,414,471
PepsiCo	97,070	6,254,220
Procter & Gamble	53,280	3,392,870
Whole Foods Market	41,500	2,740,245
		30,063,717
Energy—10.7%
Cameron International	31,900 [a]	1,657,524
Chevron	44,530	4,404,462
ENSCO, ADR	52,260	2,522,068
EQT	44,590	2,667,374

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Halliburton	58,160	2,580,559
Occidental Petroleum	28,450	2,467,753
Range Resources	46,540 [b]	3,013,930
Schlumberger	78,630	6,142,576
Southwestern Energy	47,830 [a]	1,815,149
		27,271,395
Financial—2.1%
Discover Financial Services	87,030	2,189,675
IntercontinentalExchange	10,580 [a]	1,247,911
Wells Fargo & Co.	79,260	2,068,686
		5,506,272
Health Care—11.7%
Alexion Pharmaceuticals	27,020 [a]	1,565,674
Baxter International	52,200	2,922,156
Biogen Idec	22,820 [a]	2,149,644
Covidien	57,580	3,004,524
Express Scripts	65,260 [a]	3,063,304
Johnson & Johnson	49,900	3,283,420
Laboratory Corp. of America Holdings	18,540 [a,b]	1,548,646
McKesson	35,920	2,871,086
Mylan	73,300 [a]	1,521,708
Pfizer	86,700	1,645,566
St. Jude Medical	36,740	1,673,140
Vertex Pharmaceuticals	30,020 [a]	1,359,005
Warner Chilcott, Cl. A	63,160	1,077,510
Watson Pharmaceuticals	32,350 [a]	2,171,332
		29,856,715
Industrial—11.8%
Caterpillar	68,450	6,228,950
Cooper Industries	67,460	3,196,255
Cummins	36,890	3,427,819
Danaher	83,550	3,827,426
Dover	62,300	3,583,496
Eaton	91,080	3,911,886

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	83,430	1,360,743
Owens Corning	61,790 [a]	1,795,617
Precision Castparts	17,320	2,837,882
		30,170,074
Information Technology—28.4%
Apple	38,240 [a]	14,715,899
BMC Software	50,240 [a]	2,040,246
Cree	55,070 [a,b]	1,785,920
Electronic Arts	113,690 [a]	2,567,120
EMC	110,200 [a]	2,489,418
Google, Cl. A	14,820 [a]	8,017,027
Informatica	35,580 [a]	1,486,532
International Business Machines	54,330	9,339,870
Intuit	41,610	2,052,621
NetApp	43,300 [a]	1,628,946
Oracle	196,420	5,513,509
Paychex	103,670	2,797,017
QUALCOMM	171,840	8,842,886
Salesforce.com	19,140 [a,b]	2,464,275
SanDisk	49,040 [a]	1,797,316
Teradata	49,160 [a]	2,574,018
VMware, Cl. A	24,670 [a]	2,327,861
		72,440,481
Materials—4.5%
Air Products & Chemicals	34,860	2,853,988
Cliffs Natural Resources	16,830	1,394,366
Eastman Chemical	23,640	1,955,737
Freeport-McMoRan Copper & Gold	61,710	2,909,009
Monsanto	33,000	2,274,690
		11,387,790
Utilities—.6%
PPL	48,940	1,413,387
Total Common Stocks
(cost $227,033,494)		250,516,548

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,076,000)	5,076,000 [c]	5,076,000

Investment of Cash Collateral
for Securities Loaned—4.7%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $12,088,866)	12,088,866 [c]	12,088,866

Total Investments (cost $244,198,360)	104.9%	267,681,414
Liabilities, Less Cash and Receivables	(4.9%)	(12,495,112)
Net Assets	100.0%	255,186,302

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$11,961,557 and the value of the collateral held by the fund was $12,088,866.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	28.4	Money Market Investments	6.7
Consumer Discretionary	16.6	Materials	4.5
Consumer Staples	11.8	Financial	2.1
Industrial	11.8	Utilities	.6
Health Care	11.7
Energy	10.7		104.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,961,557)—Note 1(c):
Unaffiliated issuers			227,033,494	250,516,548
Affiliated issuers			17,164,866	17,164,866
Cash				150,616
Receivable for investment securities sold				7,383,939
Dividends and securities lending income receivable				525,081
Receivable for shares of Common Stock subscribed				235,610
Prepaid expenses				39,642
				276,016,302
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				187,465
Liability for securities on loan—Note 1(c)				12,088,866
Payable for investment securities purchased				8,448,328
Payable for shares of Common Stock redeemed				28,424
Accrued expenses				76,917
				20,830,000
Net Assets ($)				255,186,302
Composition of Net Assets ($):
Paid-in capital				238,634,586
Accumulated undistributed investment income—net				453,903
Accumulated net realized gain (loss) on investments				(7,385,241)
Accumulated net unrealized appreciation
(depreciation) on investments				23,483,054
Net Assets ($)				255,186,302

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	57,772,897	1,479,937	17,730,684	178,202,784
Shares Outstanding	6,581,060	171,845	2,010,208	20,040,015
Net Asset Value Per Share ($)	8.78	8.61	8.82	8.89

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,824,053
Affiliated issuers	2,474
Income from securities lending—Note 1(c)	5,089
Total Income	1,831,616
Expenses:
Management fee—Note 3(a)	951,540
Shareholder servicing costs—Note 3(c)	292,623
Professional fees	38,114
Registration fees	29,102
Custodian fees—Note 3(c)	23,189
Prospectus and shareholders’ reports	20,557
Directors’ fees and expenses—Note 3(d)	10,013
Distribution fees—Note 3(b)	3,857
Loan commitment fees—Note 2	1,702
Miscellaneous	14,260
Total Expenses	1,384,957
Less—reduction in management fee due to undertaking—Note 3(a)	(9,877)
Less—reduction in fees due to earnings credits—Note 3(c)	(198)
Net Expenses	1,374,882
Investment Income—Net	456,734
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,995,471
Net unrealized appreciation (depreciation) on investments	(32,862,534)
Net Realized and Unrealized Gain (Loss) on Investments	(24,867,063)
Net (Decrease) in Net Assets Resulting from Operations	(24,410,329)
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2011	Year Ended
	(Unaudited)	February 28, 2011
Operations ($):
Investment income—net	456,734	916,760
Net realized gain (loss) on investments	7,995,471	19,455,262
Net unrealized appreciation
(depreciation) on investments	(32,862,534)	29,068,048
Net Increase (Decrease) in Net Assets
Resulting from Operations	(24,410,329)	49,440,070
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(221,482)	(755)
Class C Shares	(4,314)	—
Class I Shares	(39,883)	(850)
Class Z Shares	(644,595)	(209,158)
Total Dividends	(910,274)	(210,763)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	34,479,400	31,709,226
Class C Shares	1,147,275	471,570
Class I Shares	17,186,837	4,678,539
Class Z Shares	4,538,344	10,324,990
Dividends reinvested:
Class A Shares	220,262	717
Class C Shares	4,068	—
Class I Shares	39,705	814
Class Z Shares	614,803	200,197
Cost of shares redeemed:
Class A Shares	(4,912,050)	(367,040)
Class C Shares	(80,759)	—
Class I Shares	(2,735,047)	(12,667)
Class Z Shares	(8,138,672)	(17,378,325)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	42,364,166	29,628,021
Total Increase (Decrease) in Net Assets	17,043,563	78,857,328
Net Assets ($):
Beginning of Period	238,142,739	159,285,411
End of Period	255,186,302	238,142,739
Undistributed investment income—net	453,903	907,443

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	August 31, 2011	Year Ended
	(Unaudited)	February 28, 2011
Capital Share Transactions:
Class A
Shares sold	3,655,892	3,416,399
Shares issued for dividends reinvested	23,064	101
Shares redeemed	(527,747)	(40,489)
Net Increase (Decrease) in Shares Outstanding	3,151,209	3,376,011
Class C
Shares sold	126,499	51,629
Shares issued for dividends reinvested	433	—
Shares redeemed	(8,920)	—
Net Increase (Decrease) in Shares Outstanding	118,012	51,629
Class I
Shares sold	1,805,305	498,839
Shares issued for dividends reinvested	4,140	115
Shares redeemed	(298,318)	(1,357)
Net Increase (Decrease) in Shares Outstanding	1,511,127	497,597
Class Z
Shares sold	469,817	1,206,630
Shares issued for dividends reinvested	63,575	28,122
Shares redeemed	(844,586)	(2,062,212)
Net Increase (Decrease) in Shares Outstanding	(311,194)	(827,460)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	August 31, 2011	Year Ended February 28,
Class A Shares	(Unaudited)	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.70	7.45	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.01	.02	(.02)	.01
Net realized and unrealized
gain (loss) on investments	(.89)	2.24	2.57	(1.81)
Total from Investment Operations	(.88)	2.26	2.55	(1.80)
Distributions:
Dividends from investment income—net	(.04)	(.01)	(.04)	—
Net asset value, end of period	8.78	9.70	7.45	4.94
Total Return (%)[c]	(9.11)[d]	30.37	51.85	(29.83)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[e]	1.36	1.56	1.59[e]
Ratio of net expenses to average net assets	1.29[e]	1.36	1.55	1.57[e]
Ratio of net investment income
(loss) to average net assets	.19[e]	.34	(.28)	.27[e]
Portfolio Turnover Rate	49.41[d]	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	57,773	33,263	401	30

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	August 31, 2011	Year Ended February 28,
Class C Shares	(Unaudited)	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.54	7.40	4.92	6.74
Investment Operations:
Investment (loss)—net[b]	(.02)	(.06)	(.07)	(.01)
Net realized and unrealized
gain (loss) on investments	(.88)	2.20	2.55	(1.81)
Total from Investment Operations	(.90)	2.14	2.48	(1.82)
Distributions:
Dividends from investment income—net	(.03)	—	—	—
Net asset value, end of period	8.61	9.54	7.40	4.92
Total Return (%)[c]	(9.42)[d]	28.92	50.41	(30.11)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00[e]	2.32	2.73	2.24[e]
Ratio of net expenses
to average net assets	1.98[e]	2.32	2.72	2.22[e]
Ratio of net investment
(loss) to average net assets	(.45)[e]	(.77)	(1.33)	(.53)[e]
Portfolio Turnover Rate	49.41[d]	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	1,480	514	16	35

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	August 31, 2011	Year Ended February 28,
Class I Shares	(Unaudited)	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.73	7.46	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.03	.04	(.02)	.01
Net realized and unrealized
gain (loss) on investments	(.90)	2.25	2.58	(1.81)
Total from Investment Operations	(.87)	2.29	2.56	(1.80)
Distributions:
Dividends from investment income—net	(.04)	(.02)	(.04)	—
Net asset value, end of period	8.82	9.73	7.46	4.94
Total Return (%)	(8.96)[c]	30.87	51.90	(29.83)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03[d]	1.00	1.62	1.35[d]
Ratio of net expenses
to average net assets	.97[d]	1.00	1.61	1.33[d]
Ratio of net investment income
(loss) to average net assets	.62[d]	.58	(.29)	.46[d]
Portfolio Turnover Rate	49.41[c]	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	17,731	4,857	11	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The  Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2011			Year Ended February 28/29,
Class Z Shares	(Unaudited)	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	9.80	7.50	4.94	8.31	8.88	8.90
Investment Operations:
Investment income—net[b]	.02	.04	.01	.03	.05	.02
Net realized and unrealized
gain (loss) on investments	(.90)	2.27	2.58	(3.24)	.34	.56
Total from Investment Operations	(.88)	2.31	2.59	(3.21)	.39	.58
Distributions:
Dividends from
investment income—net	(.03)	(.01)	(.03)	(.01)	(.05)	(.02)
Dividends from net realized
gain on investments	—	—	—	(.15)	(.91)	(.58)
Total Distributions	(.03)	(.01)	(.03)	(.16)	(.96)	(.60)
Net asset value, end of period	8.89	9.80	7.50	4.94	8.31	8.88
Total Return (%)	(8.99)[c]	30.85	52.63	(39.42)	3.49	6.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03[d]	1.00	1.19	1.09	.98	1.04
Ratio of net expenses
to average net assets	1.02[d]	1.00	1.18	1.09	.98	1.04
Ratio of net investment income
to average net assets	.39[d]	.52	.14	.41	.49	.19
Portfolio Turnover Rate	49.41[c]	101.09	133.67	162.04	106.41	101.93
Net Assets, end of period
($ x 1,000)	178,203	199,509	158,857	111,920	200,752	210,361

a	The fund changed to a multiple class fund on September 30, 2008.The existing shares were redesignated as Class Z shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	247,994,480	—	—	247,994,480
Equity Securities—
Foreign†	2,522,068	—	—	2,522,068
Mutual Funds	17,164,866	—	—	17,164,866
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $2,181 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	2/28/2011 ($)	Purchases ($)	Sales ($)	8/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,563,000	56,520,000	53,007,000	5,076,000	2.0
Dreyfus
Institutional
Cash
Advantage
Fund†	4,545,122	58,402,200	50,858,456	12,088,866	4.7
Total	6,108,122	114,922,200	103,865,456	17,164,866	6.7

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by the
Dreyfus Institutional Cash Advantage Fund, resulting in a transfer of shares.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended February 28, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $15,098,841 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2011. If not applied, $4,009,069 of the carryover expires in fiscal 2017 and $11,089,772 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2011 was as follows: ordinary income $210,763.The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the Class Z shares’ average daily net assets, the Manager will bear such excess expense. In addition, the Manager has contractually agreed from August 17, 2011 through July 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% of the value of the funds average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,877 during the period ended August 31, 2011.

During the period ended August 31, 2011, the Distributor retained $7,381 from commissions earned on sales of the fund’s Class A shares and $116 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2011, Class C shares were charged $3,857 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets. Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class C and Class Z shares were charged $61,626, $1,286 and $103,761, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $53,032 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $8,786 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $198.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $23,189 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $152,977, Rule 12b-1 distribution plan fees $782, shareholder services plan fees $11,433, custodian fees $13,298, chief compliance officer fees $3,253 and transfer agency per account fees $15,600, which are offset against an expense reimbursement currently in effect in the amount of $9,878.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011 amounted to $166,140,662 and $124,363,595, respectively.

At August 31, 2011, accumulated net unrealized appreciation on investments was $23,483,054, consisting of $31,148,841 gross unrealized appreciation and $7,665,787 gross unrealized depreciation.

At August 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

On April 7, 2011, the Boards of Dreyfus Alpha Growth Fund, Dreyfus Equity Growth Fund and Dreyfus Research Core Fund (each, an “Acquired Fund”) approved, subject to shareholder approval of the Acquired Fund, separate Agreements and Plans of Reorganization (each, a “Plan”) to allow each Acquired Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Research Growth Fund, Inc. (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I or Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities. Under the Plans, the shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Acquired Fund so that each shareholder receives a number of shares equal to the aggregate net asset value of the shareholders Acquired Fund’s shares.

The shareholders of Dreyfus Equity Growth Fund approved the Plan on September 15, 2011, and the reorganization is anticipated to occur on or about November 14, 2011.

Shareholders of Dreyfus Alpha Growth Fund and Dreyfus Research Core Fund will vote on their respective Plans at a meeting to be held on November 9, 2011. If approved by shareholders, each reorganization is anticipated to occur on or about December 1, 2011 for Dreyfus Research Core Fund and December 5, 2011 for Dreyfus Alpha Growth Fund.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile in all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

(2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	33

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: October 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: October 24, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)